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                       SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549


                                 Amendment No. 1
                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of Earliest Event Reported): August 31, 2001




                            SONICS & MATERIALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                0-20573                             06-0854713
              ------------                      ------------------
              (Commission                        (I.R.S. Employer
              File Number)                      Identification No.)



                               53 Church Hill Road
                                   Newtown, CT
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                      06470
                                   ----------
                                   (Zip Code)



                                 (203) 270-4600
               ---------------------------------------------------
               (Registrant's Telepone Number, including area code)


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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This Amendment No. 1 to the Registrants Report on Form 8-K, dated August 31, 2001, is made in order to file, as required by Items 7(b) of Form 8-K, the pro-forma financial information in connection with the Registrant's disposition of its property located at 53 Church Hill Road, Newtown, Connecticut.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro-forma financial information reflects the disposition of the property located at 53 Church Hill Road, Newtown, Connecticut.




                            SONICS & MATERIALS, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

On August 31, 2001, Sonics sold its Newtown, Connecticut real estate, consisting of land and its principal offices and manufacturing facility, to Acme Realty ("Acme"), a New York general partnership. The purchase price was $4,000,000 cash, less expenses of approximately $244,000. Upon completion of the sale, Sonics signed a triple net lease with Acme for an initial noncancelable term of ten years, with options to renew for two additional five-year periods. Sonics will occupy 58,363 square feet of the building for the first year of the lease, and 44,500 square feet for the balance of the lease term.

The following unaudited pro forma financial statements include the historical financial statements of Sonics as of and for the year ended June 30, 2001, and include adjustments as explained in the accompanying notes. These unaudited pro forma financial statements are not necessarily indicative of the actual financial results that would have occurred if the transaction described above had been effective on and as of the dates indicated and may not be indicative of operations in future periods or as of future dates.

                            SONICS & MATERIALS, INC.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 2001

                                                                              Pro forma          Pro Forma
                                                          Historical         Adjustments        as adjusted
                                                         ------------       ------------       ------------
ASSETS
------
Current assets
    Cash and cash equivalents                            $    820,835       $    407,403 (1)   $  1,228,238
    Accounts receivable - net                               1,335,861                             1,335,861
    Inventories                                             3,961,383                             3,961,383
    Other current assets                                       65,788                                65,788
                                                         ------------       ------------       ------------
        Total current assets                                6,183,867            407,403          6,591,270

Property and equipment - net                                3,754,724         (3,418,788)(1)        335,936

                                                                                  25,012 (1)
Other assets                                                  618,925            (38,729)(2)        605,208
                                                         ------------       ------------       ------------
        Total assets                                     $ 10,557,516       $ (3,025,102)      $  7,532,414
                                                         ============       ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities
    Note payable - bank                                  $  1,190,000                          $  1,190,000
    Current maturities of long-term debt                      186,781       $    (33,421)(1)        153,360
    Accounts payable and accrued expenses                     877,217            (14,424)(1)        862,793
    Customer advances                                         147,535                               147,535
                                                         ------------       ------------       ------------
        Total current liabilities                           2,401,533            (47,845)         2,353,688

Deferred gain                                                                    336,735 (3)        336,735
Long-term debt                                              3,381,460         (3,275,263)           106,197
                                                         ------------       ------------       ------------
        Total liabilities                                   5,782,993         (2,986,373)         2,796,620

Stockholders' equity
    Common stock                                              105,603                               105,603
    Additional paid-in capital                              6,575,010                             6,575,010
    Accumulated deficit                                    (1,906,090)           (38,729)(2)     (1,944,819)
                                                         ------------       ------------       ------------
        Total stockholders' equity                          4,774,523            (38,729)         4,735,794
                                                         ------------       ------------       ------------
        Total liabilities and stockholders' equity       $ 10,557,516       $ (3,025,102)      $  7,532,414
                                                         ============       ============       ============

                            SONICS & MATERIALS, INC.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001


                                                                              Pro forma          Pro Forma
                                                          Historical         Adjustments        as adjusted
                                                         ------------       ------------       ------------
Net sales                                                $ 11,347,937                          $ 11,347,937
                                                                                 (55,145)(1)
Cost of sales                                               7,767,931            302,167 (2)      8,014,953
                                                         ------------       ------------       ------------

Gross profit                                                3,580,006           (247,022)         3,332,984
                                                         ------------       ------------       ------------

Operating expenses:

Selling                                                     2,477,305                             2,477,305
                                                                                 (24,775)(1)
General and administrative                                 1,340,930             135,756 (2)      1,417,911
                                                                                 (34,000)(3)

Research and development                                      410,346                               410,346
Loss on assets held for sale                                1,016,094                             1,016,094
                                                         ------------                          ------------

Total operating expenses                                    5,244,675             76,981          5,321,656
                                                         ------------       ------------       ------------

Operating loss                                             (1,664,669)           324,003         (1,988,672)

Interest - net                                                339,809           (226,004)(4)        113,805
                                                         ------------       ------------       ------------

Loss before income taxes                                   (2,004,478)           (97,999)        (2,102,477)
Provision for income taxes                                     73,737                                73,737
                                                         ------------                          ------------

Loss from continuing operations                          $ (2,078,215)      $    (97,999)      $ (2,176,214)
                                                         ============       ============       ============

Net loss per share                                       $      (0.59)                         $      (0.62)
                                                         ============                          ============

Shares used in per share computation                        3,520,100                             3,520,100
                                                         ============                          ============

                            SONICS & MATERIALS, INC.
           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS




Balance sheet:

(1) Records the sale of Sonics' Newtown, Connecticut real estate, the repayment of mortgage loan principal and accrued interest, and payment of the security deposit, as if the transaction occurred on June 30, 2001.

(2)    Records the write-off of deferred loan fees related to the mortgage loan.

(3) Records the deferred gain on sale of the property. The gain will be amortized to earnings over the lease term.




Statement of Operations:

(1)    Records the reversal of annual depreciation expense on the property.

(2) Records annual rent expense for the initial year of the lease, based on usage of 58,363 square feet. Rent for subsequent years will be based on usage of 44,465 square feet.

(3)    Records amortization of the deferred gain on sale of the property.

(4) Records the reversal of interest expense incurred on the building mortgage loan.

                                   SIGNATURES


       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.




                                            Sonics & Materials, Inc.
                                            --------------------------
                                            (Registrant)



November 14, 2001                           /s/ Lauren H. Soloff
                                            --------------------------
                                            Lauren H. Soloff
                                            Vice President, Corporate Secretary